                                                                       EXHIBIT 1


                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Sheppard Burnett and Jason Harrison, singly, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

             (Seal)

Signature                                      Title                      Date
---------                                      -----              -----------------
/S/ Jay O. Light                               Trustee            November 30, 2006
---------------------------
Jay O. Light

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Sheppard Burnett and Jason Harrison, singly, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

            (Seal)

Signature                         Title                            Date
---------                         -----                     -----------------
/S/ W. Nicholas Thorndike         Trustee                   November 30, 2006
-------------------------
W. Nicholas Thorndike

                                POWER OF ATTORNEY

      I, the undersigned trustee of GMO Trust, a Massachusetts business trust, hereby constitute and appoint each of Scott Eston, Sheppard Burnett and Jason Harrison, singly, my true and lawful attorney, with full power to him to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission hereby ratifying and confirming my signature as it may be signed by my said attorney on said Registration Statement.

      Witness my hand and common seal on the date set forth below.

           (Seal)

Signature                                Title                            Date
---------                                -----                     -----------------
/S/ Donald W. Glazer                     Trustee                   November 30, 2006
---------------------------
Donald W. Glazer